FIRST NATIONAL BANCORP, INC.
                            EMPLOYEES' CAFETERIA PLAN


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                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                  PARTICIPATION

         2.1        ELIGIBILITY
         2.2        EFFECTIVE DATE OF PARTICIPATION
         2.3        APPLICATION TO PARTICIPATE
         2.4        TERMINATION OF PARTICIPATION
         2.5        CHANGE OF EMPLOYMENT STATUS
         2.6        TERMINATION OF EMPLOYMENT
         2.7        DEATH


                                   ARTICLE III
                            CONTRIBUTIONS TO THE PLAN

         3.1        SALARY REDIRECTION
         3.2        APPLICATION OF CONTRIBUTIONS
         3.3        PERIODIC CONTRIBUTIONS


                                   ARTICLE IV
                                    BENEFITS

         4.1        BENEFIT OPTIONS
         4.2        DEPENDENT CARE ASSISTANCE PROGRAM BENEFIT
         4.3        HEALTH INSURANCE BENEFIT
         4.4        CASH BENEFIT


         4.5        NONDISCRIMINATION REQUIREMENTS


                                    ARTICLE V
                              PARTICIPANT ELECTIONS

         5.1        INITIAL ELECTIONS
         5.2        SUBSEQUENT ANNUAL ELECTIONS
         5.3        FAILURE TO ELECT
         5.4        CHANGE OF ELECTIONS
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                                   ARTICLE VI
                        DEPENDENT CARE ASSISTANCE PROGRAM

         6.1        ESTABLISHMENT OF PROGRAM
         6.2        DEFINITIONS
         6.3        DEPENDENT CARE ASSISTANCE ACCOUNTS
         6.4        INCREASES IN DEPENDENT CARE ASSISTANCE ACCOUNTS
         6.5        DECREASES IN DEPENDENT CARE ASSISTANCE ACCOUNTS
         6.6        ALLOWABLE DEPENDENT CARE ASSISTANCE REIMBURSEMENT
         6.7        ANNUAL STATEMENT OF BENEFITS
         6.8        FORFEITURES
         6.9        LIMITATION ON PAYMENTS
         6.10       NONDISCRIMINATION REQUIREMENTS
         6.11       COORDINATION WITH CAFETERIA PLAN
         6.12       DEPENDENT CARE ASSISTANCE PROGRAM CLAIMS


                                   ARTICLE VII
                                ERISA PROVISIONS

         7.1        CLAIM FOR BENEFITS
         7.2        APPLICATION OF BENEFIT PLAN SURPLUS
         7.3        NAMED FIDUCIARY
         7.4        GENERAL FIDUCIARY RESPONSIBILITIES
         7.5        NONASSIGNABILITY OF RIGHTS

                                  ARTICLE VIII
                                 ADMINISTRATION

         8.1        PLAN ADMINISTRATION
         8.2        EXAMINATION OF RECORDS
         8.3        PAYMENT OF EXPENSES
         8.4        INSURANCE CONTROL CLAUSE
         8.5        INDEMNIFICATION OF ADMINISTRATOR

                                   ARTICLE IX
                        AMENDMENT OR TERMINATION OF PLAN

         9.1        AMENDMENT
         9.2        TERMINATION

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1       PLAN INTERPRETATION
         10.2       GENDER AND NUMBER
         10.3       WRITTEN DOCUMENT
         10.4       EXCLUSIVE BENEFIT
         10.5       PARTICIPANT'S RIGHTS
         10.6       ACTION BY THE EMPLOYER
         10.7       EMPLOYER'S PROTECTIVE CLAUSES
         10.8       NO GUARANTEE OF TAX CONSEQUENCES
         10.9       INDEMNIFICATION OF EMPLOYER BY PARTICIPANTS
         10.10      FUNDING
         10.11      GOVERNING LAW
         10.12      SEVERABILITY
         10.13      CAPTIONS
         10.14      CONTINUATION OF COVERAGE



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                          FIRST NATIONAL BANCORP, INC.
                            EMPLOYEES' CAFETERIA PLAN

                                  INTRODUCTION

         The Employer has adopted this Plan effective January 1, 1995 to recognize the contribution made to the Employer by its Employees. Its purpose is to reward them by providing benefits for those Employees who shall qualify hereunder and their dependents and beneficiaries. The concept of this Plan is to allow Employees to choose among different types of benefits based on their own particular goals, desires and needs. The Plan shall be known as First National Bancorp, Inc. Employees' Cafeteria Plan (the "Plan").

         The intention of the Employer is that the Plan qualify as a "Cafeteria Plan" within the meaning of Section 125 of the Internal Revenue Code of 1986, as amended, and that the benefits which an Employee elects to receive under the Plan be includable or excludable from the Employee's income under Section 125(a) and other applicable sections of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE 1.
                                   DEFINITIONS

         1.1. "Administrator" means the individual(s) or corporation appointed by the Employer to carry out the administration of the Plan. In the event the Administrator has not been appointed, or resigns from a prior appointment, the Employer shall be deemed to be the Administrator.

         1.2. "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Treasury regulations under Code Section 414(o).

         1.3. "Benefit" means any of the optional benefit choices available to a Participant as outlined in Section 4.1.

         1.4. "Cafeteria Plan Benefit Dollars" means the amount available to Participants, pursuant to Article III, to purchase Benefits. Each dollar contributed to this Plan shall be converted into one Cafeteria Plan Benefit Dollar.

         1.5. "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

         1.6. "Compensation" means the total cash remuneration received by the Participant from the Employer during a Plan Year prior to any reductions pursuant to a Salary Redirection Agreement authorized hereunder. Compensation shall include overtime, commissions and bonuses.

         1.7. "Dependent" means any individual who qualifies as a dependent under an Insurance Contract or under Code Section 152 (as modified by Code
Section 105(b)).

         1.8. "Effective Date" means January 1, 1995.

         1.9. "Election Period" means the 30 day period immediately preceding the beginning of each Plan Year. However, an Employee's initial Election Period shall be determined pursuant to Section 5.1.

         1.10. "Eligible Employee" means any Employee who has satisfied the provisions of Section 2.1.

         Also, any Employee or former Employee shall not be eligible to participate in this Plan unless he is eligible to receive medical benefits pursuant to a group medical plan sponsored by the Employer.

         1.11. "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor. The term Employee shall include leased employees within the meaning of Code Section 414(n)(2).

         1.12. "Employer" means First National Bancorp, Inc. and any Affiliated Employer (as defined in Section 1.2) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. First National Bank of Joliet, Southwest Suburban Bank, Community Bank of Plano and Bank of Lockport are Affiliated Employers who will adopt this Plan.
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         1.13.  "ERISA"  means the Employee  Retirement  Income  Security Act of
1974, as amended from time to time.

         1.14. "Highly Compensated Employee" means an Employee described in Code
Section 414(q) and the Treasury regulations thereunder.

         1.15. "Insurance Contract" means any contract issued by an Insurer underwriting a Benefit.

         1.16. "Insurance Premium Payment Plan" means the plan of benefits contained in Section 4.1 of this Plan, which provides for the payment of Premium Expenses.

         1.17. "Insurer" means any insurance company that underwrites a Benefit under this Plan.

         1.18. "Key Employee" means an Employee described in Code Section 416(i)(1) and the Treasury regulations thereunder.

         1.19. "Participant" means any Eligible Employee who elects to become a Participant pursuant to Section 2.3 and has not for any reason become ineligible to participate further in the Plan.

         1.20. "Plan" means this instrument, including all amendments thereto.

         1.21. "Plan Year" means the 12-month period beginning January 1st and ending December 31st. The Plan Year shall be the coverage period for the Benefits provided for under this Plan. In the event a Participant commences participation during a Plan Year, then the initial coverage period shall be that portion of the Plan Year commencing on such Participant's date of entry and ending on the last day of such Plan Year.

         1.22. "Premium Expenses" or "Premiums" mean the Participant's cost for the Benefits described in Section 4.1.

         1.23. "Premium Reimbursement Account" means the account established for a Participant pursuant to this Plan to which part of his Cafeteria Plan Benefit Dollars may be allocated and from which Premiums of the Participant shall be paid or reimbursed. If more than one type of insured Benefit is elected, sub-accounts shall be established for each type of insured Benefit.

         1.24. "Salary Redirection" means the contributions made by the Employer on behalf of Participants pursuant to Section 3.1. These contributions shall be converted to Cafeteria Plan Benefit Dollars and allocated to the funds or accounts established under the Plan pursuant to the Participants' elections made under Article V.

         1.25. "Salary Redirection Agreement" means an agreement between the Participant and the Employer under which the Participant agrees to reduce his Compensation or to forego all or part of the increases in such Compensation and to have such amounts contributed by the Employer to the Plan on the Participant's behalf. The Salary Redirection Agreement shall apply only to Compensation that has not been actually or constructively received by the Participant as of the date of the agreement (after taking this Plan and Code
Section 125 into account) and, subsequently does not become currently available to the Participant.

         1.26. "Spouse" means the legally married husband or wife of a Participant, unless legally separated by court decree.

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                                   ARTICLE 2.
                                  PARTICIPATION


2.1.ELIGIBILITY

                  Any Eligible Employee shall be eligible to participate hereunder as of the date he satisfies the eligibility conditions for the Employer's group medical plan, the provisions of which are specifically incorporated herein by reference.

                  If a former Participant is rehired during the same Plan Year in which termination of employment occurs, and such former Participant had revoked existing Benefit elections and terminated the receipt of Benefits at the time of termination of employment, then such rehired former Participant shall be prohibited from making new Benefit elections for the remaining portion of the Plan Year.


2.2.EFFECTIVE DATE OF PARTICIPATION

                  An Eligible Employee shall become a Participant effective as of the entry date under the Employer's group medical plan, the provisions of which are specifically incorporated herein by reference.


2.3.APPLICATION TO PARTICIPATE

         An Employee who is eligible to participate in this Plan shall, during the applicable Election Period, complete an application to participate and election of benefits form which the Administrator shall furnish to the Employee. The election made on such form shall be irrevocable until the end of the applicable Plan Year unless the Participant is entitled to change his Benefit elections pursuant to Section 5.4 hereof.

         An Eligible Employee shall also be required to execute a Salary Redirection Agreement during the Election Period for the Plan Year during which he wishes to participate in this Plan. Any such Salary Redirection Agreement shall be effective for the first pay period beginning on or after the Employee's effective date of participation pursuant to Section 2.2.

         Notwithstanding the foregoing, an Employee who is eligible to participate in this Plan and who is covered by the Employer's insured Benefits under this Plan shall automatically become a Participant to the extent of the Premiums for such insurance unless the Employee elects, during the Election Period, not to participate in the Plan.


2.4.TERMINATION OF PARTICIPATION

         A Participant shall no longer participate in this Plan upon the occurrence of any of the following events:

         (a) His termination of employment, subject to the provisions of Section 2.6;

         (b) The end of the Plan Year during which he became a limited Participant because of a change in employment status pursuant to Section 2.5;

         (c) His death, subject to the provisions of Section 2.7; or

         (d) The termination of this Plan, subject to the provisions of Section 9.2.
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2.5.CHANGE OF EMPLOYMENT STATUS

         If a Participant ceases to be an Eligible Employee because of a change in employment status or classification (other than through termination of employment), the Participant shall become a limited Participant in this Plan for the remainder of the Plan Year in which such change of employment status occurs. As a limited Participant, no further Salary Redirection may be made on behalf of the Participant, and, except as otherwise provided herein, all further Benefit elections shall cease, subject to the limited Participant's right to continue coverage under any Insurance Contracts. However, any balances in the limited Participant's Dependent Care Assistance Account may be used during such Plan Year to reimburse the limited Participant for any allowable Employment-Related Dependent Care Expenses incurred during the Plan Year. Subject to the provisions of Section 2.6, if the limited Participant later becomes an Eligible Employee, then the limited Participant may again become a full Participant in this Plan, provided he otherwise satisfies the participation requirements set forth in this
Article II as if he were a new Employee and made an election in accordance  with
Section 5.1.


2.6.TERMINATION OF EMPLOYMENT

         If a Participant terminates employment with the Employer for any reason other than death, his participation in the Plan shall be governed in accordance with the following:

         (a) With regard to Benefits which are insured, the Participant's participation in the Plan shall cease, subject to the Participant's right to continue coverage under any Insurance Contract for which premiums have already been paid.

         (b) With regard to the Dependent Care Assistance Program, the Participant's participation in the Plan shall cease and no further Salary Redirection contributions shall be made. However, such Participant may submit claims for employment related Dependent Care Expense reimbursements for the remainder of the Plan Year in which such termination occurs, based on the level of his Dependent Care Assistance Account as of his date of termination.

         (c) This Section shall be applied and administered consistent with such further rights a Participant and his Dependents may be entitled to pursuant to Code Section 4980B and Section 10.14 of the Plan.


2.7.DEATH

         If a Participant dies, his participation in the Plan shall cease. However, such Participant's beneficiaries, or the representative of his estate, may submit claims for expenses or benefits for the remainder of the Plan Year or until the Cafeteria Plan Benefit Dollars allocated to each specific benefit are exhausted. A Participant may designate a specific beneficiary for this purpose. If no such beneficiary is specified, the Administrator may designate the Participant's Spouse, one of his Dependents or a representative of his estate.

                                   ARTICLE 3.
                            CONTRIBUTIONS TO THE PLAN


3.1.SALARY REDIRECTION

         Benefits under the Plan shall be financed by Salary Redirections sufficient to support Benefits that a Participant has elected hereunder and to pay the Participant's Premium Expenses. The salary administration program of the Employer shall be revised to allow each Participant to agree to reduce his pay during a Plan Year by an amount determined necessary to purchase the elected Benefit. The amount of such Salary Redirection shall be specified in the Salary Redirection Agreement and shall be applicable for a Plan Year. Notwithstanding the above, for new Participants, the Salary Redirection Agreement shall only be applicable from the first day of the pay period following the Employee's entry date up to and including the last day of the Plan Year. However, in no event shall a Participant's Salary Redirection exceed 95% of the Participant's Compensation. These contributions shall be converted to Cafeteria Plan Benefit Dollars and allocated to the funds or accounts established under the Plan pursuant to the Participants' elections made under Article V.

         Any Salary Redirection shall be determined prior to the beginning of a Plan Year (subject to initial elections pursuant to Section 5.1) and prior to the end of the Election Period and shall be irrevocable for such Plan Year. However, a Participant may revoke a Benefit election or a Salary Redirection Agreement after the Plan Year has commenced and make a new election with respect to the remainder of the Plan Year, if both the revocation and the new election are on account of and consistent with a change in family status and such other permitted events as determined under Article V of the Plan and consistent with the rules and regulations of the Department of the Treasury. Salary Redirection amounts shall be contributed on a pro rata basis for each pay period during the Plan Year. All individual Salary Redirection Agreements are deemed to be part of this Plan and incorporated by reference hereunder.


3.2.  APPLICATION OF CONTRIBUTIONS

         As soon as reasonably practical after each payroll period, the Employer shall apply the Salary Redirection to provide the Benefits elected by the affected Participants. Any contributions made or withheld for the Dependent Care Assistance Account shall be credited to such fund or account. Amounts designated for the Participant's Premium Expense Reimbursement Account shall likewise be credited to such account for the purpose of paying Premium Expenses.


3.3.  PERIODIC CONTRIBUTIONS

         Notwithstanding the requirement provided above and in other Articles of this Plan that Salary Redirections be contributed to the Plan by the Employer on behalf of an Employee on a level and pro rata basis for each payroll period, the Employer and Administrator may implement a procedure in which Salary Redirections are contributed throughout the Plan Year on a periodic basis that is not pro rata for each payroll period.


                               ARTICLE 4. BENEFITS


4.1.BENEFIT OPTIONS

         Each Participant may elect to have the amount of his Cafeteria Plan Benefit Dollars applied to any one or more of the following optional Benefits:

         (1) Dependent Care Assistance Program

         (2) Cash Benefit

         In addition, each Participant shall have a sufficient portion of his Cafeteria Plan Benefit Dollars applied to the following insured benefits unless the Participant elects not to receive such benefits:

         (3) Health Insurance Benefit


4.2.  DEPENDENT CARE ASSISTANCE PROGRAM BENEFIT

         Each Participant may elect coverage under the Dependent Care Assistance Program option, in which case Article VI shall apply.


4.3.  HEALTH INSURANCE BENEFIT

         (a) Each Participant may elect to be covered under a health and hospitalization Insurance Contract for the Participant, his or her spouse, and his or her Dependents.

         (b) The Employer may select suitable health and hospitalization Insurance Contracts for use in providing this health insurance benefit, which policies will provide uniform benefits for all Participants electing this Benefit.

         (c) The rights and conditions with respect to the benefits payable from such health and hospitalization Insurance Contract shall be determined therefrom, and such Insurance Contract shall be incorporated herein by reference.


4.4.  CASH BENEFIT

         If  a  Participant   elects  not  to  participate  in  the  Plan,  such
Participant shall be deemed to have chosen the Cash Benefit as his sole Benefit option.


4.5.  NONDISCRIMINATION REQUIREMENTS

         (a) It is the intent of this Plan to provide benefits to a classification of employees which the Secretary of the Treasury finds not to be discriminatory in favor of the group in whose favor discrimination may not occur under Code Section 125.

         (b) It is the intent of this Plan not to provide qualified benefits as defined under Code Section 125 to Key Employees in amounts that exceed 25% of the aggregate of such Benefits provided for all Eligible Employees under the Plan. For purposes of the preceding sentence, qualified benefits shall not include benefits which (without regard to this paragraph) are includable in gross income.

         (c) If the Administrator deems it necessary to avoid discrimination or possible taxation to Key Employees or a group of employees in whose favor discrimination may not occur in violation of Code Section 125, it may, but shall not be required to, reduce contributions or non-taxable Benefits in order to assure compliance with this Section. Any act taken by the Administrator under this Section shall be carried out in a uniform and nondiscriminatory manner. If the Administrator decides to reduce contributions or non-taxable Benefits, it shall be done in the following manner. First, the non-taxable Benefits of the affected Participant (either an employee who is highly compensated or a Key Employee, whichever is applicable) who has the highest amount of non-taxable Benefits for the Plan Year shall have his non-taxable benefits reduced until the discrimination tests set forth in this Section are satisfied or until the amount of his non-taxable Benefits equals the non-taxable Benefits of the affected Participant who has the second highest amount of non-taxable Benefits. This process shall continue until the nondiscrimination tests set forth in this Section are satisfied. With respect to any affected Participant who has had Benefits reduced pursuant to this Section, the reduction shall be made proportionately among non-insured Benefits, and once all non-insured
     Benefits are expended, proportionately among insured Benefits. Contributions which are not utilized to provide Benefits to any Participant by virtue of any administrative act under this paragraph shall be forfeited and deposited into the benefit plan surplus.

                                   ARTICLE 5.
                              PARTICIPANT ELECTIONS


5.1.  INITIAL ELECTIONS

         An Employee who meets the eligibility requirements of Section 2.1 on the first day of, or during, a Plan Year may elect to participate in this Plan for all or the remainder of such Plan Year, provided he elects to do so before his effective date of participation pursuant to Section 2.2. However, if such Employee does not complete an application to participate and benefit election form and deliver it to the Administrator before such date, his Election Period shall extend 30 calendar days after such date, or for such further period as the Administrator shall determine and apply on a uniform and nondiscriminatory basis. However, any election during the extended 30-day election period pursuant to this Section 5.1 shall not be effective until the first pay period following the later of such Participant's effective date of participation pursuant to
Section 2.2 or the date of the receipt of the election form by the Administrator, and shall be limited to the Benefit expenses incurred for the balance of the Plan Year for which the election is made.

         Notwithstanding the foregoing, an Employee who is eligible to participate in this Plan and who is covered by the Employer's insured benefits under this Plan shall automatically become a Participant to the extent of the Premiums for such insurance unless the Employee elects, during the Election Period, not to participate in the Plan.


5.2.  SUBSEQUENT ANNUAL ELECTIONS

         During the Election Period prior to each subsequent Plan Year, each Participant shall be given the opportunity to elect, on an election of benefits form to be provided by the Administrator, which spending account Benefit options he wishes to select and purchase with his Cafeteria Plan Benefit Dollars. Any such election shall be effective for any Benefit expenses incurred during the Plan Year which follows the end of the Election Period. With regard to subsequent annual elections, the following options shall apply:

         (a) A Participant or Employee who failed to initially elect to participate may elect different or new Benefits under the Plan during the Election Period;

         (b) A Participant may terminate his participation in the Plan by notifying the Administrator in writing during the Election Period that he does not want to participate in the Plan for the next Plan Year, or by not electing any Benefit options;

         (c) An Employee who elects not to participate for the Plan Year following the Election Period will have to wait until the next Election Period before again electing to participate in the Plan, with respect to non-insured Benefits.


5.3.  FAILURE TO ELECT

         Any Participant failing to complete an election of benefits form pursuant to Section 5.2 by the end of the applicable Election Period shall be deemed to have elected not to participate in the Plan for the upcoming Plan Year. No further Salary Redirections shall therefore be authorized for such subsequent Plan Year.

5.4.  CHANGE OF ELECTIONS

         (a) Any Participant may change a Benefit election after the Plan Year (to which such election relates) has commenced and make new elections with respect to the remainder of such Plan Year if the changes are necessitated by and are consistent with a change in family status which is acceptable under rules and regulations adopted by the Department of the Treasury. Benefit election changes are consistent with family status changes only if the election changes are necessary or appropriate as a result of the family status change. Any new election under this Section 5.4 shall be effective at such time as the Administrator shall prescribe, but not earlier than the first pay period beginning after the election form is completed and returned to the Administrator. For the purposes of this paragraph, the following events shall be considered examples of a change in family status:

         (1) the marriage or divorce of the Participant;

         (2) the birth or adoption of a child by the Participant;

         (3) the death of the Participant's spouse or a Dependent;

         (4) the termination or commencement of employment of the Participant's spouse;

         (5) the switching  from  part-time to full-time  employment  status (or
         from  full-time  to  part-time   status)  by  the  Participant  or  the
         Participant's spouse;

         (6) the taking of an unpaid leave of absence by the Participant or the Participant's spouse; or

         (7) a significant change in health coverage attributable to the spouse's employment.

         (b) If the Premium Expense under a health insurance Benefit provided by an independent, third-party provider under the Plan increases or decreases during a Plan Year, then the Plan shall automatically increase or decrease, as the case may be, the Salary Redirections of all affected Participants for such health insurance Benefit. Alternatively, if the Premium Expense increases significantly, the Administrator shall permit the affected Participants to either make corresponding changes in their Premium payments or revoke their elections and, in lieu thereof, receive on a prospective basis coverage under another health plan with similar coverage. In addition, if the coverage under a health insurance Benefit provided by an independent, third-party provider is significantly curtailed or ceases during a Plan Year, affected Participants may revoke their elections of such health insurance Benefit and, in lieu thereof, elect to receive on a prospective basis coverage under another health plan with similar coverage.


                                   ARTICLE 6.
                        DEPENDENT CARE ASSISTANCE PROGRAM


6.1.  ESTABLISHMENT OF PROGRAM

         This Dependent Care Assistance Program is intended to qualify as a program under Code Section 129 and shall be interpreted in a manner consistent with such Code Section. Participants who elect to participate in this program may submit claims for the reimbursement of Employment-Related Dependent Care Expenses. All amounts reimbursed under this Dependent Care Assistance Program shall be paid from amounts allocated to the Participant's Dependent Care Assistance Account.

6.2.  DEFINITIONS

         For the purposes of this Article and the Cafeteria Plan the terms below shall have the following meaning:

         (a) "Dependent Care Assistance Account" means the account established for a Participant pursuant to this Article to which part of his Cafeteria Plan Benefit Dollars may be allocated and from which Employment-Related Dependent Care Expenses of the Participant may be reimbursed.

         (b) "Dependent Care Assistance Program" means the program of benefits contained in this Article, which provides for the reimbursement of eligible expenses for the care of the Qualifying Dependents of Participants.

         (c) "Earned Income" means earned income as defined under Code Section 32(c)(2), but excluding such amounts paid or incurred by the Employer for dependent care assistance to the Participant.

         (d) "Employment-Related Dependent Care Expenses" means the amounts paid for expenses of a Participant for those services which if paid by the Participant would be considered employment related expenses under Code
     Section 21(b)(2). Generally, they shall include expenses for household services or for the care of a Qualifying Dependent, to the extent that such expenses are incurred to enable the Participant to be gainfully employed for any period for which there are one or more Qualifying Dependents with respect to such Participant. The determination of whether an amount qualifies as an Employment-Related Dependent Care Expense shall be made subject to the following rules:

         (1) If such amounts are paid for expenses incurred outside the Participant's household, they shall constitute Employment-Related Dependent Care Expenses only if incurred for a Qualifying Dependent as defined in Section 6.2(f)(1) (or deemed to be, as described in Section 6.2(f)(1) pursuant to Section 6.2(f)(3)), or for a Qualifying Dependent as defined in Section 6.2(f)(2) (or deemed to be, as described in Section 6.2(f)(2) pursuant to Section 6.2(f)(3)) who regularly spends at least 8 hours per day in the Participant's household;

         (2) If the expense is incurred outside the Participant's home at a facility that provides care for a fee, payment, or grant for more than 6 individuals who do not regularly reside at the facility, the facility must comply with all applicable state and local laws and regulations, including licensing requirements, if any; and

         (3) Employment-Related Dependent Care Expenses of a Participant shall not include amounts paid or incurred to a child of such Participant who is under the age of 19 or to an individual who is a dependent of such Participant or such Participant's Spouse.

         (e) "Highly Compensated Employee" means an Employee who is a highly compensated employee within the meaning of Code Section 414(q) and the Treasury regulations thereunder.

         (f) "Qualifying Dependent" means, for Dependent Care Assistance Program purposes,

         (1) a Dependent of a Participant who is under the age of 13, with respect to whom the Participant is entitled to an exemption under Code
         Section 151(c);

         (2) a Dependent or the Spouse of a Participant who is physically or mentally incapable of caring for himself or herself; or

         (3) a child that is deemed to be a Qualifying Dependent described in paragraph (1) or (2) above, whichever is appropriate, pursuant to Code
         Section 21(e)(5).

         (g) The definitions of Article I are hereby incorporated by reference to the extent necessary to interpret and apply the provisions of this Dependent Care Assistance Program.

6.3.  DEPENDENT CARE ASSISTANCE ACCOUNTS

         The Administrator shall establish a Dependent Care Assistance Account for each Participant who elects to apply Cafeteria Plan Benefit Dollars to Dependent Care Assistance Program benefits.


6.4.  INCREASES IN DEPENDENT CARE ASSISTANCE ACCOUNTS

         A Participant's Dependent Care Assistance Account shall be increased each pay period by the portion of Cafeteria Plan Benefit Dollars that he has elected to apply toward his Dependent Care Assistance Account pursuant to elections made under Article V hereof.


6.5.  DECREASES IN DEPENDENT CARE ASSISTANCE ACCOUNTS

         A Participant's Dependent Care Assistance Account shall be reduced by the amount of any Employment-Related Dependent Care Expense reimbursements paid or incurred on behalf of a Participant pursuant to Section 6.12 hereof.


6.6.  ALLOWABLE DEPENDENT CARE ASSISTANCE REIMBURSEMENT

         Subject to limitations contained in Section 6.9 of this Program, and to the extent of the amount contained in the Participant's Dependent Care Assistance Account, a Participant who incurs Employment-Related Dependent Care Expenses shall be entitled to receive from the Employer full reimbursement for the entire amount of such expenses incurred during the Plan Year or portion thereof during which he is a Participant.


6.7.  ANNUAL STATEMENT OF BENEFITS

         On or before January 31st of each calendar year, the Employer shall furnish to each Employee who was a Participant and received benefits under
Section 6.6 during the prior calendar year, a statement of all such benefits paid to or on behalf of such Participant during the prior calendar year.


6.8.  FORFEITURES

         The amount in a Participant's Dependent Care Assistance Account as of the end of any Plan Year (and after the processing of all claims for such Plan Year pursuant to Section 6.12 hereof) shall be forfeited and credited to the benefit plan surplus. In such event, the Participant shall have no further claim to such amount for any reason.


6.9.  LIMITATION ON PAYMENTS

         Notwithstanding any provision contained in this Article to the contrary, amounts paid from a Participant's Dependent Care Assistance Account in or on account of any taxable year of the Participant shall not exceed the lesser of the Earned Income limitation described in Code Section 129(b) or $5,000 ($2,500 if a separate tax return is filed by a Participant who is married as determined under the rules of paragraphs (3) and (4) of Code Section 21(e)).

6.10.  NONDISCRIMINATION REQUIREMENTS

         (a) It is the intent of this Dependent Care Assistance Program that contributions or benefits not discriminate in favor of Highly Compensated Employees or their Dependents, as prohibited by Code Section 129(d).

         (b) It is the intent of this Dependent Care Assistance Program that not more than 25 percent of the amounts paid by the Employer for dependent care assistance during the Plan Year will be provided for the class of
     individuals   who  are   shareholders   or  owners  (or  their  Spouses  or
     Dependents), each of whom (on any day of the Plan Year) owns more than 5 percent of the stock or of the capital or profits interest in the Employer.

         (c) If the Administrator deems it necessary to avoid discrimination or possible taxation to Highly Compensated Employees defined under Section 6.2(e) or to principal shareholders or owners as set forth in this Section, it may, but shall not be required to, reject any elections or reduce contributions or non-taxable benefits in order to assure compliance with this Section. Any act taken by the Administrator under this Section shall be carried out in a uniform and nondiscriminatory manner. If the Administrator decides to reject any elections or reduce contributions or Benefits, it shall be done in the following manner. First, the Benefits designated for the Dependent Care Assistance Account by the Highly Compensated Employee that elected to contribute the highest amount to such account for the Plan Year shall be reduced until the nondiscrimination tests set forth in this Section are satisfied, or until the amount designated for the account equals the amount designated for the account of the Highly Compensated Employee who has elected the second highest contribution to the Dependent Care Assistance Account for the Plan Year. This process shall continue until the nondiscrimination tests set forth in this Section are satisfied. Contributions which are not utilized to provide Benefits to any Participant by virtue of any administrative act under this paragraph shall be forfeited.


6.11.  COORDINATION WITH CAFETERIA PLAN

         All Participants under the Cafeteria Plan are eligible to receive Benefits under this Dependent Care Assistance Program. The enrollment and termination of participation under the Cafeteria Plan shall constitute enrollment and termination of participation under this Dependent Care Assistance Program. In addition, other matters concerning contributions, elections and the like shall be governed by the general provisions of the Cafeteria Plan.


6.12.  DEPENDENT CARE ASSISTANCE PROGRAM CLAIMS

         The Administrator shall direct the payment of all such Dependent Care Assistance claims to the Participant upon the presentation to the Administrator of documentation of such expenses in a form satisfactory to the Administrator. However, in the Administrator's discretion, payments may be made directly to the service provider. In its discretion in administering the Plan, the Administrator may utilize forms and require documentation of costs as may be necessary to verify the claims submitted. At a minimum, the form shall include a statement from an independent third party as proof that the expense has been incurred and the amount of such expense. In addition, the Administrator may require that each Participant who desires to receive reimbursement under this Program for Employment-Related Dependent Care Expenses submit a statement which may contain some or all of the following information:

         (a) The Dependent or Dependents for whom the services were performed;

         (b) The nature of the services performed for the Participant, the cost of which he wishes reimbursement;

         (c) The relationship, if any, of the person performing the services to the Participant;

         (d) If the services are being performed by a child of the Participant, the age of the child;

         (e) A statement as to where the services were performed;

         (f) If any of the services were performed outside the home, a statement as to whether the Dependent for whom such services were performed spends at least 8 hours a day in the Participant's household;

         (g) If the services were being performed in a day care center, a statement

         (1) that the day care center complies with all applicable laws and regulations of the state of residence,

         (2) that the day care center provides care for more than 6 individuals (other than individuals residing at the center), and

         (3) of the amount of fee paid to the provider.

         (h)  If  the  Participant  is  married,  a  statement   containing  the
     following:

         (1) the Spouse's salary or wages if he or she is employed, or

         (2) if the Participant's Spouse is not employed, that

             (i) he or she is incapacitated, or

             (ii) he or she is a full-time student attending an educational institution and the months during the year which he or she attended such institution.

         (i) If a Participant fails to submit a claim within the 60 day period immediately following the end of the Plan Year, those claims shall not be considered for reimbursement by the Administrator.


                                   ARTICLE 7.
                                ERISA PROVISIONS


7.1.  CLAIM FOR BENEFITS

         (a) Any claim for Benefits underwritten by an Insurance Contract shall be made to the Insurer. If the Insurer denies any claim, the Participant or beneficiary shall follow the Insurer's claims review procedure. Any other claim for Benefits shall be made to the Administrator. If the Administrator denies a claim, the Administrator may provide notice to the Participant or beneficiary, in writing, within 90 days after the claim is filed unless special circumstances require an extension of time for processing the claim. If the Administrator does not notify the Participant of the denial of the claim within the 90 day period specified above, then the claim shall be deemed denied. The notice of a denial of a claim shall be written in a manner calculated to be understood by the claimant and shall set forth:

         (1) specific references to the pertinent Plan provisions on which the denial is based;

         (2) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such information is necessary; and

         (3) an explanation of the Plan's claim procedure.

         (b) Within 60 days after receipt of the above material, the claimant shall have a reasonable opportunity to appeal the claim denial to the Administrator for a full and fair review. The claimant or his duly authorized representative may:

         (1) request a review upon written notice to the Administrator;

         (2) review pertinent documents; and

         (3) submit issues and comments in writing.

         (c) A decision on the review by the Administrator will be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing (such as the need to hold a hearing), in which event a decision should be rendered as soon as possible, but in no event later than 120 days after such receipt. The decision of the Administrator shall be written and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

         (d) Any balance remaining in the Participants' Dependent Care Assistance Account as of the end of each Plan Year shall be forfeited and deposited in the benefit plan surplus of the Employer pursuant to Section 6.8, unless the Participant had made a claim for such Plan Year, in writing, which has been denied or is pending; in which event the amount of the claim shall be held in his account until the claim appeal procedures set forth above have been satisfied or the claim is paid. If any such claim is denied on appeal, the amount held beyond the end of the Plan Year shall be forfeited and credited to the benefit plan surplus.


7.2.  APPLICATION OF BENEFIT PLAN SURPLUS

         Any forfeited amounts credited to the benefit plan surplus by virtue of the failure of a Participant to incur a qualified expense or seek reimbursement in a timely manner may, but need not be, separately accounted for after the close of the Plan Year (or after such further time specified herein for the filing of claims) in which such forfeitures arose. In no event shall such amounts be carried over to reimburse a Participant for expenses incurred during a subsequent Plan Year for the same or any other Benefit available under the Plan; nor shall amounts forfeited by a particular Participant be made available to such Participant in any other form or manner, except as permitted by Treasury regulations. Amounts in the benefit plan surplus shall first be used to defray any administrative costs and experience losses and thereafter be distributed to Participants on a per capita basis as soon as administratively feasible.


7.3.  NAMED FIDUCIARY

         The  Administrator  shall  be the  named  fiduciary  pursuant  to ERISA
Section 402 and shall be responsible for the management and control of the operation and administration of the Plan.

7.4.  GENERAL FIDUCIARY RESPONSIBILITIES

         The Administrator and any other fiduciary under ERISA shall discharge their duties with respect to this Plan solely in the interest of the Participants and their beneficiaries and

         (a) for the exclusive purpose of providing Benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

         (c) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with ERISA.

7.5.  NONASSIGNABILITY OF RIGHTS

         The right of any Participant to receive any reimbursement under the Plan shall not be alienable by the Participant by assignment or any other method, and shall not be subject to the rights of creditors, and any attempt to cause such right to be so subjected shall not be recognized, except to such extent as may be required by law.

                                   ARTICLE 8.
                                 ADMINISTRATION


8.1.  PLAN ADMINISTRATION

         The operation of the Plan shall be under the supervision of the Administrator. It shall be a principal duty of the Administrator to see that the Plan is carried out in accordance with its terms, and for the exclusive benefit of Employees entitled to participate in the Plan. The Administrator shall have full power to administer the Plan in all of its details, subject, however, to the pertinent provisions of the Code. The Administrator's powers shall include, but shall not be limited to the following authority, in addition to all other powers provided by this Plan:

         (a) To make and enforce such rules and regulations as the Administrator deems necessary or proper for the efficient administration of the Plan;

         (b) To interpret the Plan, the Administrator's interpretations thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

         (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan and to receive benefits provided under the Plan;

         (d) To reject elections or to limit contributions or Benefits for certain highly compensated participants if it deems such to be desirable in order to avoid discrimination under the Plan in violation of applicable provisions of the Code;

         (e) To provide Employees with a reasonable notification of their benefits available under the Plan;

         (f) To approve reimbursement requests and to authorize the payment of benefits; and

         (g) To appoint such agents, counsel, accountants, consultants, and actuaries as may be required to assist in administering the Plan.

         Any procedure, discretionary act, interpretation or construction taken by the Administrator shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to comply with the terms of Code Section 125 and the Treasury regulations thereunder.


8.2.  EXAMINATION OF RECORDS

         The Administrator shall make available to each Participant, Eligible Employee and any other Employee of the Employer such records as pertain to their interest under the Plan for examination at reasonable times during normal business hours.

8.3.  PAYMENT OF EXPENSES

         Any reasonable administrative expenses shall be paid by the Employer unless the Employer determines that administrative costs shall be borne by the Participants under the Plan or by any Trust Fund which may be established hereunder. The Administrator may impose reasonable conditions for payments, provided that such conditions shall not discriminate in favor of highly compensated employees.


8.4.  INSURANCE CONTROL CLAUSE

         In the event of a conflict between the terms of this Plan and the terms of an Insurance Contract of an independent third party Insurer whose product is then being used in conjunction with this Plan, the terms of the Insurance Contract shall control as to those Participants receiving coverage under such Insurance Contract. For this purpose, the Insurance Contract shall control in defining the persons eligible for insurance, the dates of their eligibility, the conditions which must be satisfied to become insured, if any, the benefits Participants are entitled to and the circumstances under which insurance terminates.


8.5.  INDEMNIFICATION OF ADMINISTRATOR

         The Employer agrees to indemnify and to defend to the fullest extent permitted by law any Employee serving as the Administrator or as a member of a committee designated as Administrator (including any Employee or former Employee who previously served as Administrator or as a member of such committee) against all liabilities, damages, costs and expenses (including attorney's fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.



                                   ARTICLE 9.
                        AMENDMENT OR TERMINATION OF PLAN


9.1.  AMENDMENT

         The Employer, at any time or from time to time, may amend any or all of the provisions of the Plan without the consent of any Employee or Participant. Any such amendment shall be adopted by formal action of the Employer's board of directors and executed by an officer authorized to act on behalf of the Employer. No amendment shall have the effect of modifying any benefit election of any Participant in effect at the time of such amendment, unless such amendment is made to comply with Federal, state or local laws, statutes or regulations.


9.2.  TERMINATION

         The Employer is establishing this Plan with the intent that it will be maintained for an indefinite period of time. Notwithstanding the foregoing, the Employer reserves the right to terminate this Plan, in whole or in part, at any time. In the event the Plan is terminated, no further contributions shall be made. Benefits under any Insurance Contract shall be paid in accordance with the terms of the Contract.

         No further additions shall be made to the Dependent Care Assistance Account, but all payments from such fund shall continue to be made according to the elections in effect until the end of the Plan Year in which the Plan termination occurs (and for a reasonable period of time thereafter, if required for the filing of claims), or until the balances of all accounts have been reduced to zero, whichever occurs first. Any amounts remaining in any such fund or account as of the end of the Plan Year in which Plan termination occurs shall be forfeited and deposited in the benefit plan surplus after the expiration of the filing period.

                                   ARTICLE 10.
                                  MISCELLANEOUS


10.1.  PLAN INTERPRETATION

         All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. This Plan shall be read in its entirety and not severed except as provided in Section 10.12.


10.2.  GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.


10.3.  WRITTEN DOCUMENT

         This Plan, in conjunction with any separate written document which may be required by law, is intended to satisfy the written Plan requirement of Code
Section 125 and any Treasury regulations thereunder relating to cafeteria plans.


10.4.  EXCLUSIVE BENEFIT

         This Plan shall be maintained for the exclusive benefit of the Employees who participate in the Plan.


10.5.  PARTICIPANT'S RIGHTS

         This Plan shall not be deemed to constitute an employment contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.


10.6.  ACTION BY THE EMPLOYER

         Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.


10.7.  EMPLOYER'S PROTECTIVE CLAUSES

         (a) Upon the failure of either the Participant or the Employer to obtain the insurance contemplated by this Plan (whether as a result of negligence, gross neglect or otherwise), the Participant's Benefits shall be limited to the insurance premium(s), if any, that remained unpaid for the period in question and the actual insurance proceeds, if any, received by the Employer or the Participant as a result of the Participant's claim.

         (b) The Employer's liability to the Participant shall only extend to and shall be limited to any payment actually received by the Employer from the Insurer. In the event that the full insurance Benefit contemplated is not promptly received by the Employer within a reasonable time after submission of a claim, then the Employer shall notify the Participant of such facts and the Employer shall no longer have any legal obligation whatsoever (except to execute any document called for by a settlement reached by the Participant). The Participant shall be free to settle, compromise or refuse to pursue the claim as the Participant, in his sole discretion, shall see fit.

         (c) The Employer shall not be responsible for the validity of any Insurance Contract issued hereunder or for the failure on the part of the Insurer to make payments provided for under any Insurance Contract. Once insurance is applied for or obtained, the Employer shall not be liable for any loss which may result from the failure to pay Premiums to the extent Premium notices are not received by the Employer.

10.8.  NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Administrator nor the Employer makes any commitment or guarantee that any amounts paid to or for the benefit of a Participant under the Plan will be excludable from the Participant's gross income for federal or state income tax purposes, or that any other federal or state tax treatment will apply to or be available to any Participant. It shall be the obligation of each Participant to determine whether each payment under the Plan is excludable from the Participant's gross income for federal and state income tax purposes, and to notify the Employer if the Participant has reason to believe that any such payment is not so excludable. Notwithstanding the foregoing, the rights of Participants under this Plan shall be legally enforceable.


10.9.  INDEMNIFICATION OF EMPLOYER BY PARTICIPANTS

         If any Participant receives one or more payments or reimbursements under the Plan that are not for a permitted Benefit, such Participant shall indemnify and reimburse the Employer for any liability it may incur for failure to withhold federal or state income tax or Social Security tax from such payments or reimbursements. However, such indemnification and reimbursement shall not exceed the amount of additional federal and state income tax (plus any penalties) that the Participant would have owed if the payments or reimbursements had been made to the Participant as regular cash compensation, plus the Participant's share of any Social Security tax that would have been paid on such compensation, less any such additional income and Social Security tax actually paid by the Participant.


10.10.  FUNDING

         Unless otherwise required by law, contributions to the Plan need not be placed in trust or dedicated to a specific Benefit, but may instead be considered general assets of the Employer. Furthermore, and unless otherwise required by law, nothing herein shall be construed to require the Employer or the Administrator to maintain any fund or segregate any amount for the benefit of any Participant, and no Participant or other person shall have any claim against, right to, or security or other interest in, any fund, account or asset of the Employer from which any payment under the Plan may be made.


10.11.  GOVERNING LAW

         This Plan is governed by the Code and the Treasury regulations issued thereunder (as they might be amended from time to time). In no event shall the Employer guarantee the favorable tax treatment sought by this Plan. To the extent not preempted by Federal law, the provisions of this Plan shall be construed, enforced and administered according to the laws of the State of Illinois.


10.12.  SEVERABILITY

         If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included herein.

10.13.  CAPTIONS

         The captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor in any way shall affect the Plan or the construction of any provision thereof.


10.14.  CONTINUATION OF COVERAGE

         Notwithstanding anything in the Plan to the contrary, in the event any benefit under this Plan subject to the continuation coverage requirement of Code
Section 4980B becomes unavailable, each Participant will be entitled to continuation coverage as prescribed in Code Section 4980B.

         IN WITNESS WHEREOF, this Plan document is hereby executed as of the 1st day of January, 1995.



                                             First National Bancorp, Inc.
                                             an Illinois Corporation

ATTEST:

/s/ Albert G. D'Ottavio, Secretary           By /s/ Kevin T. Reardon
----------------------------------           -----------------------------------
Albert G. D'Ottavio, Secretary               Kevin T. Reardon, Chairman of the
                                                  Board

                       CERTIFICATE OF CORPORATE RESOLUTION

         The undersigned Secretary of First National Bancorp, Inc. (the Corporation) hereby certifies that the following resolutions were duly adopted by the board of directors of the Corporation on ______________________, and that such resolutions have not been modified or rescinded as of the date hereof:

         RESOLVED, that the form of Cafeteria Plan including a Dependent Care Assistance Program effective January 1, 1995, presented to this meeting is hereby approved and adopted and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Administrator of the Plan one or more counterparts of the Plan.

         RESOLVED, that the Administrator shall be instructed to take such actions that are deemed necessary and proper in order to implement the Plan, and to set up adequate accounting and administrative procedures to provide benefits under the Plan.

         RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the employees of the Corporation of the adoption of the Cafeteria Plan by delivering to each employee a copy of the summary description of the Plan in the form of the Summary Plan Description presented to this meeting, which form is hereby approved.

         The undersigned further certifies that attached hereto as Exhibits A and B, respectively, are true copies of First National Bancorp, Inc. Employees' Cafeteria Plan and the Summary Plan Description approved and adopted in the foregoing resolutions.



                                               --------------------------------
                                               Secretary



                                               Date: __________________________